EXHIBIT  10.1


                             SUBSCRIPTION  AGREEMENT

     THIS SUBSCRIPTION AGREEMENT ("Agreement") is made this [Date] by and between Mark A. DiSalvo (the "Seller"), and [Name of Investor], a [Type of Organization] (the "Subscriber").

     WHEREAS,  the  Seller  is  desirous  of  potential  investors;  and

     WHEREAS, the Subscriber is desirous of investing in Gump & Company, Inc. (the "Company") pursuant to the terms of that certain offering (the "Offering") detailed in that certain Prospectus dated ________ and constituting part of that certain Registration Statement on Form SB-2 as declared effective by the U.S. Securities and Exchange Commission (the "SEC") on __________ (the "Registration Statement");

     NOW, THEREFORE, in consideration of the promises and agreements set forth herein, the parties, each intending to be legally bound hereby, do promise and agree as follows:

     1.   SECURITIES

          A. The undersigned Subscriber hereby subscribes for and agrees to purchase shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock") more fully described in the Prospectus which is incorporated herein by reference.

          B. The Subscriber hereby encloses a check representing irrevocable payment of $[amount] (the "Purchase Payment") made payable to Securities Transfer Corporation, Escrow Acct. Subscriber hereby confirms that he has reviewed a copy of the Prospectus.

     2.   REPRESENTATIONS  AND  WARRANTIES

          A. In order to induce the Seller to accept this Subscription Agreement, the Subscriber represents and warrants to, and covenants and agrees with, the Seller as follows.

               1. The Subscriber understands and agrees that unless properly revoked before closing of a sale of the Shares to the Subscriber, this subscription will be irrevocable and will survive the Subscriber's death, disability or insolvency, except that the Subscriber will have no obligations in the event that this Agreement is rejected in its entirety by the Seller.


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               2.  The   Subscriber   understands   and  agrees  that  (a)  this
     Subscription Agreement and the payment tendered in accordance herewith, may be accepted or rejected in whole or in part in the sole and absolute discretion of the Seller; the unaccepted remainder of the payment to be refunded to the Subscriber in the event that the Seller does not accept the entire payment and if the Seller accepts this Agreement in whole or part and the Subscriber tenders the payment to the Seller, then the Subscriber will become a shareholder of the Company.

               3. The Subscriber has read carefully each of this Agreement and the Prospectus (collectively, the "Subject Documents") and, to the extent believed necessary, has discussed with its counsel the representations, warranties and agreements which the Subscriber makes by signing this Agreement. The Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Offering.

               4. The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person or entity not previously known to the Subscriber in connection with investment in securities generally.

               5. The Subscriber represents that in making this subscription to purchase the Shares no oral representations or warranties have been made to Subscriber. The Subscriber acknowledges that it has been advised that no person or entity is authorized to give any information, or to make any statement regarding the Company or the Offering, and that any such information or statement must not be relied upon as having been authorized by the Company, their officers, affiliates or professional advisors.

               6. The Subscriber has full power and authority to execute and deliver this Agreement, and such Agreement has been duly executed and delivered by or on behalf of the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable in accordance with its respective terms, except to the extent such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

               7. Neither the execution, delivery nor performance by the Subscriber of this Agreement violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under


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     or a lien or encumbrance upon any of the Subscriber's  assets or properties pursuant to or requires the consent, approval or order of any government or governmental agency or other person or entity under (a) any note, indenture, lease, license or other material agreement to which the Subscriber is a party or by which it or any of its assets or properties is bound or (b) any statute, law, rule, regulation or court decree binding upon or applicable to the Subscriber or its assets or properties. If the Subscriber is not a natural person, the execution and delivery by the Subscriber of this Agreement have been duly authorized by all necessary corporate or other action on behalf of the Subscriber and such investment will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the Subscriber.

               8. The Subscriber has received and read the Subject Documents and understands all of the terms of this Offering and the risks associated with this investment, including without limitation the risks identified under the heading "Risk Factors" in the Prospectus.

               9. The Subscriber, if an individual, is at least 21 years of age and has full legal capacity to enter into and perform his obligations under the Agreement. The Subscriber, if signing this Subscription Agreement on behalf of an entity, has been duly authorized by such entity to do so.

               10. If the Subscriber is, or is acting on behalf of, an employee benefit plan (the "Plan") which is subject to ERISA: (a) the Plan, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Company's investment objectives, policies and strategies, and the decision to invest the Plan's assets in the Company was made with appropriate consideration of relevant investment factors with regard to the Plan including the diversification requirements of Section 404(a)(1)(c)(3) of ERISA; (b) the fiduciary or other person signing this Subscription Agreement on behalf of the Subscriber has not received or relied on any advice of the Seller or the Company with respect to an investment in the Company; (c) this subscription and the investment contemplated hereby are authorized and executed in accordance with all requirements applicable to the Plan under its governing instruments; and (d) the Subscriber acknowledges its understanding that the Seller, the Company and their Manager will not be a "fiduciary" (within the meaning of Section 3(21) of ERISA) with respect of any assets of the Plan by reason of the Subscriber's investment in the Company .

               11. The foregoing representations and warranties are true and accurate as of the date hereof and will be true and accurate as of the date of delivery of this Agreement to the Seller and will survive such delivery. If at any time prior to issuance of the Shares to the Subscriber, any representation and warranty of the Subscriber is no longer true, the


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     Subscriber  promptly  will  give  written  notice to the Seller  specifying which representations and warranties are not true and the reason therefore, whereupon the Subscriber's subscription may be rejected or, if previously accepted, such acceptance may be rescinded.

               12. The Subscriber acknowledges that it understands the meaning and legal consequences of the representations, warranties, acknowledgment and agreements contained in this Agreement, and hereby agrees to indemnify and hold harmless the Seller and Company, their members, officers, managers, affiliates, agents and representatives, from and against any and all loss, damage, expense, claim, liability, action, suit or proceeding (including the reasonable fees and expenses of legal counsel)
     (collectively, "Loss") as incurred arising out of or in any manner whatsoever connected with a breach of any representation or warranty of the Subscriber, or the Subscriber's failure to perform any obligation or agreement, contained in this Agreement.

     3.   EXECUTION  IN  COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which, taken together, will constitute the same agreement.

     4.   NOTICE  AND  PAYMENT

          A. Any notice required to be given under this Agreement shall be in writing and delivered personally to the other designated party at the above stated address or mailed by certified, registered or Express mail, return receipt requested or by Federal Express.

          B. Either party may change the address to which notice or payment is to be sent by written notice to the other under any provision of this paragraph.

     5.   JURISDICTION/DISPUTES

     This Agreement shall be governed in accordance with the laws of the State of California. All disputes under this Agreement shall be resolved by litigation in the courts of the State of California including the federal courts therein and the Parties all consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to it.


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     6.   AGREEMENT  BINDING  ON  SUCCESSORS

     The provisions of the Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, administrators, successors and assigns.

     7.   ASSIGNABILITY

     Neither party may assign this Agreement or the rights and obligations thereunder to any third party without the prior express written approval of the other party which shall not be unreasonably withheld.

     8.   WAIVER

     No waiver by either party of any default shall be deemed as a waiver of prior or subsequent default of the same of other provisions of this Agreement.

     9.   SEVERABILITY

     If any term, clause or provision hereof is held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect the validity or operation of any other term, clause or provision and such invalid term, clause or provision shall be deemed to be severed from the Agreement.

     10.  INTEGRATION

     This Agreement constitutes the entire understanding of the parties, and revokes and supersedes all prior agreements between the parties and is intended as a final expression of their Agreement. It shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents which may conflict with this Agreement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

     [Name  of  Subscriber]                   Mark  A.  DiSalvo  (Seller)

     By:  _______________________________     __________________________________


     Title: _____________________________
     Date:  _____________________________    Date: _____________________________


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                     ALL  SUBSCRIBERS  MUST  COMPLETE  THIS  PAGE

     IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on this _____ day of _______________, 2001.

     _______  Shares  for  a  purchase price of $____________ or $.10 per Share.

     Manner  in  which  title  is  to  be  held  (Please  Check  One):

     1.  _____  Individual  Plan
     2.  _____  Joint  Tenants  with  Right  of  Survivorship
     3.  _____  Community  Property  Under  the  Uniform  Gift  to  Minors  Act
     4.  _____  Tenants  in  Common
     5.  _____  Corporation/Partnership
     6.  _____  IRA
     7.  _____  Trust/Estate/Pension  or  Profit  Sharing Date Opened:  ________
     8.  _____  As  a  Custodian  for  _____________
     9.  _____  Married  with  Separate  Property
     10. _____  Keogh

                EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

                    Exact Name in Which Title is to be Held


     (Signature)

     (If Joint Tenant or Tenants in Common, both persons must sign and this page must contain all information for both persons).

     ___________________________________________________________________________
     Name  (Please  Print)

     ___________________________________________________________________________
     Residence:  Number  and  Street

     ___________________________________________________________________________
         City                               State                      Zip  Code

     ___________________________________________________________________________
     Telephone  Number

     ___________________________________________________________________________
     Social  Security  Number


     ACCEPTED  this  ____  day  of _____________, 2001, on behalf of the Company

     By:  __________________________________


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                   EXECUTION  BY  SUBSCRIBER  WHICH  IS  AN  ENTITY

     (Corporation,  Partnership,  Limited  Liability  Company,  Trust,  Etc.)

     ___________________________________________________________________________
     Name  of  Entity  (Please  Print)

     ___________________________________________________________________________
     Type of Entity (Partnership, Corporation, Limited Liability Company, Trust Estate, Other)

     ___________________________________________________________________________
     Address  of  Principal  Office  of  Entity

     The Subscriber represents and warrants that (i) he or she is the ______________ (Insert Title) of the above entity, (ii) he or she has full power and authority to execute this Subscription Agreement on behalf of the above entity and (iii) investment in the Company by the above entity is not prohibited by the governing documents of the entity.

     SUBSCRIBER

     By:  ____________________________________

     Name:  __________________________________

     Title:  _________________________________

     Attest:  ________________________________

     (If  Entity  is  a  Corporation)

     ___________________________________________________________________________
     Address

     ___________________________________________________________________________
     Telephone  Number

     ___________________________________________________________________________
     Taxpayer  Identification  Number

     ACCEPTED  this  ____  day  of  ___________,  2001
     By:  __________________________________


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